UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2016

GlycoMimetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36177	06-1686563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9708 Medical Center Drive

Rockville, MD 20850

(Address of principal executive offices, including zip code)

(240) 243-1201

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2016, GlycoMimetics, Inc. (the “Company”) entered into a First Amendment to Lease (“Lease Amendment”), effective as of March 24, 2016, with BMR-Medical Center Drive LLC, a Delaware limited liability company (the “Landlord”).  The Lease Amendment amends the Lease Agreement (the “Lease”) dated July 23, 2014, by and between the Company and the Landlord, which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2014.

Pursuant to the Lease Amendment, on the earlier of June 1, 2016, the day the work described in the Lease Amendment is substantially complete or the day the Company commences operations on the premises, the  Company will lease an additional 12,074 square feet of space to be located at 9712 Medical Center Drive, in Rockville, Maryland.  For the additional space, the Lease Amendment provides for annual base rent of $313,924, or $26,160.33 per month, subject to an increase of 2.5% per year. The Company will also pay its pro rata share of the Landlord’s annual operating expenses associated with the additional space, calculated as set forth in the Lease, as well as a property management fee equal to 3% of the then-current base rent each month. The Landlord will provide $603,700 in improvements to the additional space.  Under the Lease Amendment, the Company will pay a security deposit of $52,320 to be held until the end of the expiration or termination of Company’s obligations under the Lease.  The term of the Lease Amendment will continue through October 31, 2023, the same date as for the premises originally leased under the Lease, subject to the Company’s renewal option set forth in the Lease.  The Company’s one-time option to terminate the Lease effective as of October 31, 2020 will also apply to the additional premises.

Except as modified by the Lease Amendment, all terms and conditions of the Lease remain in full force and effect. The foregoing is a summary of certain terms of the Lease Amendment, is not complete and is qualified in its entirety by reference to the text of the Lease Amendment,  a copy of which is attached as Exhibit 10.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1	First Amendment to Lease, dated March 24, 2016, by and between the Company and BMR-Medical Center Drive LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLYCOMIMETICS, INC.

	By:	/s/ Brian M. Hahn
Date: March 29, 2016		Brian M. Hahn
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	First Amendment to Lease, dated March 24, 2016, by and between the Company and BMR-Medical Center Drive LLC.